Exhibit 99.1

Ascendant Digital Acquisition Corp. Announces Extraordinary General Meeting Date to

Approve Proposed Business Combination with MarketWise, LLC and Move to Nasdaq

Extraordinary general meeting of Ascendant shareholders to approve proposed business combination with

MarketWise, LLC to be held on July 20, 2021

NEW YORK, New York – July 1, 2021—Ascendant Digital Acquisition Corp. (NYSE: ACND) (“Ascendant”) announced today that it has scheduled the extraordinary general meeting of its shareholders (the “extraordinary general meeting”) for July 20, 2021 at 10:00 a.m., Eastern time, to, among other things, approve the proposed business combination (the “Business Combination”) with MarketWise, LLC (“MarketWise”), a leading multi-brand digital subscription services platform that provides premium financial research, software, education, and tools for self-directed investors.

Ascendant also announced that is has filed its definitive proxy statement/prospectus for the extraordinary general meeting and has commenced mailing the definitive proxy statement/prospectus to its shareholders of record as of May 28, 2021, the record date for the extraordinary general meeting (the “record date”). The closing of the Business Combination is subject to approval by Ascendant’s shareholders and the satisfaction of other customary closing conditions and is expected to close as soon as practicable following the extraordinary general meeting.

Upon closing of the Business Combination, the combined company will change its name to “MarketWise, Inc.”, and intends to list its shares of Class A common stock and warrants on The Nasdaq Capital Market (“Nasdaq”) under the ticker symbols “MKTW” and “MKTWW”, respectively. Trading is currently expected to begin on Nasdaq on or about July 22, 2021. Until the Business Combination is complete, Ascendant’s Class A ordinary shares, warrants and units will continue to trade under the ticker symbols “ACND”, “ACND WS” and “ACND.U”, respectively, on The New York Stock Exchange (the “NYSE”). The decision to list on Nasdaq was made in consideration of the Business Combination and enables the post-business combination company to be listed alongside other innovative companies that are also listed on Nasdaq. At the closing of the Business Combination, Ascendant will delist its ordinary shares, warrants and units from the NYSE. The Nasdaq listing and NYSE delisting are subject to the closing of the Business Combination and fulfillment of all Nasdaq listing requirements. Following completion of the Business Combination, MarketWise will retain its experienced management team. Mark Arnold will continue to serve as CEO, Dale Lynch will continue as CFO, Marco Ferri will continue to serve as Director of Business Development, Gary Anderson will continue to serve as General Counsel, Marco Galsim will continue to serve as Chief Information Officer and Cynthia Cherry will continue to serve as Senior Director of Human Resources.

Mark Gerhard, CEO of Ascendant, commented, “MarketWise is a leading company operating in what we call the “Attention Economy” with a significant opportunity to take share in a truly massive market, estimated to be more than $190 billion. Additionally, their technology platform is highly scalable, which positions the company for continued growth in the years ahead. After vetting more than 100 companies and getting to know MarketWise and the management team well, I am very excited with the opportunity ahead and encourage all of our shareholders to vote in favor of our business combination.”

Mark Arnold, CEO of MarketWise, added, “We look forward to the shareholder vote and the opportunity to continue our journey, as a public company for our customers, employees and all of our stakeholders. As a public company, MarketWise’s industry-leading brands and offerings will unlock further growth potential as we strive to meet the growing needs of the self-directed investor.”

About Ascendant Digital Acquisition Corp.

Ascendant Digital Acquisition Corp. is a blank check company formed for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses or entities. Ascendant is focusing on businesses that operate within the “Attention Economy,” which includes various converging sectors, such as interactive entertainment, film/television, music, comics, board games, books, esports, live events and other forms of consumer entertainment, enabling services and technologies.

About MarketWise

Founded with a mission to level the playing field for self-directed investors, today MarketWise is a leading multi-brand subscription services platform providing premium financial research, software, education, and tools for investors.

With more than 20 years of operating experience, MarketWise is currently comprised of 12 primary customer facing brands, offering more than 160 products, and serving a community of more than 10 million free and paid subscribers. MarketWise’s products are a trusted source for high-value financial research, education, actionable investment ideas, and investment software. MarketWise is a 100% digital, direct-to-consumer company offering its research across a variety of platforms including mobile, desktops, and tablets. MarketWise has a proven, agile, and scalable platform and its vision is to become the leading financial wellness solutions platform for self-directed investors.

Additional Information and Where to Find It

In connection with the proposed business combination, Ascendant filed a registration statement on Form S-4 with the SEC, which includes a proxy statement/prospectus, that is both the proxy statement to be distributed to holders of Ascendant’s ordinary shares in connection with its solicitation of proxies for the vote by Ascendant’s shareholders with respect to the proposed business combination and other matters as described in the registration statement, as well as the prospectus relating to the offer and sale of the securities to be issued in the business combination. Ascendant’s shareholders and other interested persons are advised to read the definitive proxy statement/prospectus and documents incorporated by reference therein filed in connection with the business combination, as these materials contain important information about MarketWise, Ascendant and the business combination. The registration statement was declared effective by the SEC on July 1, 2021 and Ascendant will mail the definitive proxy statement/prospectus and other relevant materials for the business combination to its shareholders as of the record date. Shareholders of Ascendant may also obtain copies of the definitive proxy statement/prospectus and other documents filed with the SEC, without charge, at the SEC’s web site at www.sec.gov. In addition, the documents filed by Ascendant may be obtained free of charge from Ascendant’s website at www.ascendant.digital or by written request to Ascendant at Ascendant Digital Acquisition Corp., 667 Madison Avenue, 5th Floor, New York, New York 10065.

Participants in the Solicitation

Ascendant and MarketWise and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from Ascendant’s shareholders in connection with the business combination. Information about Ascendant’s directors and executive officers and their ownership of Ascendant’s securities is set forth in the proxy statement/prospectus for the business combination. Additional information regarding the interests of those persons and other persons who may be deemed participants in the proposed transaction may be obtained by reading the proxy statement/prospectus for the business combination. You may obtain free copies of these documents as described in the preceding paragraph.

Forward-Looking Statements

This communication contains certain forward-looking statements within the meaning of the federal securities laws with respect to the proposed transaction between MarketWise and Ascendant, including statements regarding the benefits of the business combination, the anticipated timing of the business combination, the products and services offered by MarketWise and the markets in which it operates and MarketWise’s projected future results. These forward-looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “opportunity,” “plan,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions. Forward-looking statements are predictions, projections, and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Many factors could cause actual future events to differ materially from the forward-looking statements in this communication, including, but not limited to: (i) the risk that the business combination may not be completed in a timely manner or at all, which may adversely affect the price of Ascendant’s securities; (ii) the risk that the business combination may not be completed by Ascendant’s business combination deadline and the potential failure to obtain an extension of the business combination deadline if sought by Ascendant; (iii) the failure to satisfy the conditions to the consummation of the business combination, including the adoption of the business combination Agreement by the shareholders of Ascendant, the satisfaction of the minimum trust account amount following redemptions by Ascendant’s public shareholders and the receipt of certain governmental and regulatory approvals; (iv) the lack of a third-party valuation in determining whether or not to pursue the proposed transaction; (v) the occurrence of any event, change, or other circumstance that could give rise to the termination of the business combination Agreement; (vi) the effect of the announcement or pendency of the business combination on MarketWise’s business relationships, performance, and business generally; (vii) risks that the proposed transaction disrupts current plans of MarketWise and potential difficulties in MarketWise employee retention as a result of the proposed transaction; (viii) the outcome of any legal proceedings that may be instituted against MarketWise or against Ascendant related to the business combination Agreement or the proposed transaction; (ix) the ability to maintain the listing of Ascendant’s securities on a national securities exchange; (x) the risk that the price of Ascendant’s securities may be volatile due to a variety of factors, including changes in the competitive and highly regulated industries in which MarketWise operates, variations in performance across competitors, changes in laws and regulations affecting MarketWise’s business, and changes in the combined capital structure; (xi) the ability to implement business plans, forecasts, and other expectations after the completion of the proposed transaction, and identify and realize additional opportunities; and (xii) the risk of downturns in the highly competitive investment research industry. The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section of Ascendant’s Quarterly Reports on Form 10-Q, Annual Reports on Form 10-K and the registration statement on Form S-4 and the proxy statement/prospectus discussed above and other documents filed by Ascendant from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and MarketWise and Ascendant assume no obligation and do not intend to update or revise these forward-looking statements, whether as a result of new information, future events or otherwise. Neither MarketWise nor Ascendant gives any assurance that either MarketWise or Ascendant will achieve its expectations.

No Offer or Solicitation

This communication shall not constitute a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the business combination. This communication shall also not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any states or jurisdictions in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of section 10 of the Securities Act of 1933, as amended, or an exemption therefrom.

Contacts

MarketWise Investor Relations Contact

Shannon Devine / Jamie Lillis

Solebury Trout

(800) 290-4113

ir@marketwise.com

MarketWise Media Contact

Email: media@marketwise.com

Ascendant Investor Relations Contact

Cody Slach

Gateway Group

(949) 574-3860

ACND@gatewayir.com